SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) July 17, 2007

AMERISERV FINANCIAL, Inc.

(exact name of registrant as specified in its charter)

Pennsylvania        0-11204        25-1424278

(State or other     (commission    (I.R.S. Employer

jurisdiction        File Number)   Identification No.)

of Incorporation)

Main and Franklin Streets, Johnstown, Pa.  15901

(address or principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: 814-533-5300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities

Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4c))

Form 8-K

Item 2.02 Results of operation and financial condition.

AMERISERV FINANCIAL Inc. (the "Registrant") announced second quarter and first six months results as of June 30, 2007.  For a more detailed description of the announcement see the press release attached as Exhibit #99.1.

Exhibits

--------

Exhibit 99.1

Press release dated July 17, 2007, announcing the second quarter and first six months results as of June 30, 2007.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISERV FINANCIAL, Inc.

By /s/Jeffrey A. Stopko

Jeffrey A. Stopko

Senior Vice President

& CFO

Date: July 17, 2007

Exhibit 99.1

AMERISERV FINANCIAL REPORTS INCREASED EARNINGS FOR THE SECOND QUARTER OF 2007

JOHNSTOWN, PA – AmeriServ Financial, Inc. (NASDAQ: ASRV) reported second quarter 2007 net income of $808,000 or $0.04 per diluted share.  This represents an increase of $240,000 or 42.3% over the second quarter 2006 net income of $568,000 or $0.03 per diluted share.  For the six month period ended June 30, 2007, the Company has now earned $1.2 million or $0.06 per diluted share.  This also represents an increase of $128,000 or 11.6% when compared to net income of $1.1 million or $0.05 per diluted share for the first six months of 2006.  The following table highlights the Company’s financial performance for both the three and six month periods ended June 30, 2007 and 2006:

	Second Quarter 2007	Second Quarter 2006	Six Months Ended June 30, 2007	Six Months Ended June 30, 2006

Net income	$808,000	$568,000	$1,236,000	$1,108,000
Diluted earnings per share	$ 0.04	$ 0.03	$ 0.06	$ 0.05

 Allan R. Dennison, President and Chief Executive Officer, commented on the second quarter 2007 results, “AmeriServ’s improved financial performance in the second quarter of 2007 resulted from a combination of increased revenues and reduced non-interest expenses when compared to the second quarter of 2006. The increase in non-interest income was driven by the full quarter benefit of the West Chester Capital Advisors acquisition which was completed in March of 2007.  Our net interest income and net interest margin are down when compared to last year’s second quarter; however, these important revenue items have now shown two consecutive quarters of improvement after bottoming in the fourth quarter of 2006.  The continued growth in both loans and deposits has contributed to the improving net interest margin trend in 2007. Finally, asset quality continues to be sound at AmeriServ Financial as non-performing assets amounted to only 0.47% of total loans and our loan loss reserve provided 280% coverage of non-performing assets at June 30, 2007.”

The Company’s net interest income in the second quarter of 2007 decreased by $178,000 from the prior year’s second quarter and for the first six months of 2007 decreased by $515,000 when compared to the first six months of 2006.  The Company’s net interest margin is also down by 15 and 19 basis points, respectively for the quarter and six-month periods ended June 30, 2007.  The decline in both net interest income and net interest margin resulted from the Company’s cost of funds increasing at a faster pace than the earning asset yield.  This resulted from deposit customer preference for higher yielding certificates of deposit and money market accounts due to the inverted/flat yield curve with short-term interest rates exceeding intermediate to longer term rates.  As mentioned earlier, on a quarterly basis the Company’s net interest margin has improved by four basis points in each quarter of 2007 helping to reverse a trend of four consecutive quarters of net interest income and margin contraction experienced in 2006.

As a result of our focus on traditional community banking, the Company did have increased loans and deposits on our balance sheet in 2007.  Total loans outstanding averaged $596 million in the first six months of 2007, a $45 million or 8.2% increase from the same 2006 period. This loan growth was most evident in the commercial loan portfolio.  Total deposits averaged $761 million for the first six months of 2007, a $34 million or 4.7% increase from the same 2006 period.  These higher deposits in 2007 were due to increased deposits from the trust company’s operations and increased certificates of deposit as customers have demonstrated a preference for this product due to higher short-term interest rates.

The Company did not record a provision for loan losses in either the second quarter or the first six months of 2007 due to the Company’s continuing strong asset quality.  This compares to a negative loan loss provision of $50,000 realized for the same periods in 2006.  Non-performing assets totaled $2.8 million or 0.47% of total loans at June 30, 2007.  This compares favorably to non-performing assets of $4.6 million or 0.81% of total loans at June 30, 2006.  Net charge-offs in the first six months of 2007 amounted to $181,000 or 0.06% of total loans which was down from the net charge-offs of $219,000 or 0.08% of total loans in the same prior year period.  The allowance for loan losses provided 280% coverage of non-performing assets at June 30, 2007 compared to 353% coverage at December 31, 2006, and 192% coverage at June 30, 2006.  The allowance for loan losses as a percentage of total loans amounted to 1.31% at June 30, 2007.  Note also that the Company has no exposure to sub-prime mortgage loans.

The Company’s non-interest income in the second quarter of 2007 increased by $324,000 from the prior year’s second quarter and for the first six months of 2007 increased by $315,000 when compared to the first six months of 2006.  The increase for both periods was due primarily to the West Chester Capital Advisors acquisition which closed in early March of 2007.  This accretive acquisition provided $329,000 of investment advisory fees in the second quarter of 2007.  Trust fees also increased by $81,000 or 2.4% for the first six months of 2007 due to continued successful new business development efforts and an increased value for trust assets.  The fair market value of trust assets totaled $1.87 billion at June 30, 2007.  These positive items were offset by reduced deposit service charges which declined by $57,000 due to fewer overdraft fees.  Other income also declined by $72,000 in the second quarter and $208,000 for the first six months of 2007 due largely to reduced revenues from AmeriServ Associates, a subsidiary that was closed in the second quarter of 2006, because it no longer fit the Company’s strategic direction.

Total non-interest expense in the second quarter of 2007 decreased by $255,000 from the prior year’s second quarter and for the first six months of 2007 declined by $440,000 when compared to the first six months of 2006. The Company did benefit from a net favorable expense reduction of approximately $300,000 in the second quarter of 2007 that resulted from a combination of several items.  These included a recovery on a previous mortgage loan securitization that more than offset the costs associated with an early retirement program that will reduce seven full-time equivalent employees and certain costs associated with the conversion to a new ATM network provider.  Additionally as a result of the Company’s continued focus on reducing and containing non-interest expenses, reductions were experienced in numerous expense categories despite the inclusion of $257,000 of non-interest expenses from West Chester Capital Advisors in the second quarter of 2007.  The largest expense reductions were experienced in professional fees, equipment expense and FDIC deposit insurance expense.

At June 30, 2007, ASRV had total assets of $876 million and shareholders’ equity of $86 million or $3.89 per share.  The Company’s asset leverage ratio remained strong at 10.36% at June 30, 2007.

This news release may contain forward-looking statements that involve risks and uncertainties, as defined in the Private Securities Litigation Reform Act of 1995, including the risks detailed in the Company's Annual Report and Form 10-K to the Securities and Exchange Commission.  Actual results may differ materially.

Nasdaq: ASRV

SUPPLEMENTAL FINANCIAL PERFORMANCE DATA

July 17, 2007

(In thousands, except per share and ratio data)

(All quarterly and 2007 data unaudited)

2007

	1QTR	2QTR	YEAR
			TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income	$428	$808	$1,236

PERFORMANCE PERCENTAGES (annualized):
Return on average assets	0.20%	0.37%	0.28%
Return on average equity	2.05	3.79	2.93
Net interest margin	2.97	3.01	2.99
Net charge-offs as a percentage of average loans	0.06	0.07	0.06
Loan loss provision as a percentage of average loans	-	-	-
Efficiency ratio	94.16	88.52	91.28

PER COMMON SHARE:
Net income:
Basic	$0.02	$0.04	$0.06
Average number of common shares outstanding	22,159	22,164	22,162
Diluted	0.02	0.04	0.06
Average number of common shares outstanding	22,166	22,171	22,168

2006

	1QTR	2QTR	YEAR
			TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income	$540	$568	$1,108

PERFORMANCE PERCENTAGES (annualized):
Return on average assets	0.25%	0.26%	0.26%
Return on average equity	2.59	2.71	2.65
Net interest margin	3.20	3.16	3.18
Net charge-offs as a percentage of average loans	0.09	0.07	0.08
Loan loss provision as a percentage of average loans	-	(0.04)	(0.02)
Efficiency ratio	92.68	92.08	92.38

PER COMMON SHARE:
Net income:
Basic	$0.02	$0.03	$0.05
Average number of common shares outstanding	22,119	22,143	22,131
Diluted	0.02	0.03	0.05
Average number of common shares outstanding	22,127	22,153	22,139

AMERISERV FINANCIAL, INC.

(In thousands, except per share, statistical, and ratio data)

(All quarterly and 2007 data unaudited)

2007

	1QTR	2QTR
PERFORMANCE DATA AT PERIOD END
Assets	$891,559	$876,160
Investment securities	185,338	174,508
Loans	603,834	604,639
Allowance for loan losses	8,010	7,911
Goodwill and core deposit intangibles	15,119	14,903
Deposits	768,947	762,902
FHLB borrowings	15,170	4,258
Stockholders’ equity	85,693	86,226
Trust assets – fair market value (B)	1,828,475	1,872,366
Non-performing assets	2,706	2,825
Asset leverage ratio	10.23%	10.36%
PER COMMON SHARE:
Book value (A)	$3.87	$3.89
Market value	4.79	4.40
Market price to book value	123.88%	113.12%

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	375	376
Branch locations	21	21
Common shares outstanding	22,161,445	22,167,235

2006

	1QTR	2QTR	3QTR	4QTR
PERFORMANCE DATA AT PERIOD END
Assets	$876,393	$887,608	$882,837	$895,992
Investment securities	223,658	210,230	209,046	204,344
Loans	548,466	573,884	580,560	589,435
Allowance for loan losses	9,026	8,874	8,302	8,092
Goodwill and core deposit intangibles	12,031	11,815	11,599	11,382
Deposits	727,987	740,979	743,687	741,755
FHLB borrowings	45,223	43,031	31,949	50,037
Stockholders’ equity	84,336	84,231	86,788	84,684
Trust assets – fair market value (B)	1,669,525	1,679,634	1,702,210	1,778,652
Non-performing assets	4,193	4,625	2,978	2,292
Asset leverage ratio	10.36%	10.54%	10.52%	10.54%
PER COMMON SHARE:
Book value	$3.81	$3.80	$3.92	$3.82
Market value	5.00	4.91	4.43	4.93
Market price to book value	131.26%	129.09%	113.07%	128.98%

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	375	367	364	369
Branch locations	22	22	21	21
Common shares outstanding	22,140,172	22,145,639	22,150,767	22,156,094

    NOTES:

        (A) Other comprehensive income had a negative impact of $0.28 on book value per share at June 30, 2007.

        (B)  Not recognized on the balance sheet.

AMERISERV FINANCIAL, INC.

CONSOLIDATED STATEMENT OF INCOME

(In thousands)

(All quarterly and 2007 data unaudited)

2007

			YEAR
INTEREST INCOME	1QTR	2QTR	TO DATE
Interest and fees on loans	$10,061	$10,303	$20,364
Total investment portfolio	2,114	2,005	4,119
Total Interest Income	12,175	12,308	24,483

INTEREST EXPENSE
Deposits	5,699	5,931	11,630
All borrowings	521	364	885
Total Interest Expense	6,220	6,295	12,515

NET INTEREST INCOME	5,955	6,013	11,968
Provision for loan losses	-	-	-
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	5,955	6,013	11,968

NON-INTEREST INCOME
Trust fees	1,704	1,689	3,393
Net realized gains on loans held for sale	25	79	104
Service charges on deposit accounts	585	636	1,221
Investment advisory fees	102	329	431
Bank owned life insurance	258	265	523
Other income	559	594	1,153
Total Non-interest Income	3,233	3,592	6,825

NON-INTEREST EXPENSE
Salaries and employee benefits	4,885	4,930	9,815
Net occupancy expense	664	615	1,279
Equipment expense	546	564	1,110
Professional fees	695	818	1,513
FDIC deposit insurance expense	22	22	44
Amortization of core deposit intangibles	216	216	432
Other expenses	1,645	1,357	3,002
Total Non-interest Expense	8,673	8,522	17,195

PRETAX INCOME	515	1,083	1,598
Income tax expense	87	275	362
NET INCOME	$428	$808	$1,236

2006

			YEAR
INTEREST INCOME	1QTR	2QTR	TO DATE
Interest and fees on loans	$8,900	$9,155	$18,055
Total investment portfolio	2,279	2,259	4,538
Total Interest Income	11,179	11,414	22,593

INTEREST EXPENSE
Deposits	4,026	4,563	8,589
All borrowings	861	660	1,521
Total Interest Expense	4,887	5,223	10,110

NET INTEREST INCOME	6,292	6,191	12,483
Provision for loan losses	-	(50)	(50)
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	6,292	6,241	12,533

NON-INTEREST INCOME
Trust fees	1,641	1,671	3,312
Net realized gains on loans held for sale	23	20	43
Service charges on deposit accounts	627	651	1,278
Bank owned life insurance	256	260	516
Other income	695	666	1,361
Total Non-interest Income	3,242	3,268	6,510

NON-INTEREST EXPENSE
Salaries and employee benefits	4,815	4,612	9,427
Net occupancy expense	655	591	1,246
Equipment expense	639	631	1,270
Professional fees	795	859	1,654
FDIC deposit insurance expense	73	74	147
Amortization of core deposit intangibles	216	216	432
Other expenses	1,665	1,794	3,459
Total Non-interest Expense	8,858	8,777	17,635

PRETAX INCOME	676	732	1,408
Income tax expense	136	164	300
NET INCOME	$540	$568	$1,108

AMERISERV FINANCIAL, INC.

Nasdaq: ASRV

Average Balance Sheet Data (In thousands)

(All quarterly and 2007 data unaudited)

    Note:  2006 data appears before 2007.

2006

2007

		SIX		SIX
	2QTR	MONTHS	2QTR	MONTHS
Interest earning assets:
Loans and loans held for sale, net of unearned income	$553,476	$551,225	$599,395	$596,176
Deposits with banks	645	726	666	625
Federal funds	-	-	6,355	3,389
Total investment securities	224,812	229,649	183,293	192,714

Total interest earning assets	778,933	781,600	789,709	792,904

Non-interest earning assets:
Cash and due from banks	18,549	18,889	17,445	17,264
Premises and equipment	8,307	8,462	8,822	8,779
Other assets	69,191	69,512	71,021	68,572
Allowance for loan losses	(8,957)	(9,013)	(7,971)	(8,016)

Total assets	$866,023	$869,450	$879,026	$879,503

Interest bearing liabilities:
Interest bearing deposits:
Interest bearing demand	$57,630	$56,717	$56,250	$57,273
Savings	85,886	86,022	73,640	73,916
Money market	169,819	172,776	183,911	189,400
Other time	313,381	304,948	345,285	336,555
Total interest bearing deposits	626,716	620,463	659,086	657,144
Borrowings:
Federal funds purchased, securities sold under agreements to repurchase, and other short-term borrowings	28,570	38,623	2,367	9,282
Advanced from Federal Home Loan Bank	972	977	3,930	2,661
Guaranteed junior subordinated deferrable interest debentures	13,085	13,085	13,085	13,085
Total interest bearing liabilities	669,343	673,148	678,468	682,172

Non-interest bearing liabilities:
Demand deposits	106,512	105,758	105,055	103,477
Other liabilities	6,156	6,347	9,956	8,829
Stockholders’ equity	84,012	84,197	85,547	85,025
Total liabilities and stockholders’ equity	$866,023	$869,450	$879,026	$879,503